                                 EXHIBIT 23.4

                    CONSENTS OF RACHLIN COHEN & HOLTZ LLP,

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 13, 1999 relating to the financial statements of Baron Capital Properties, L.P., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP




Miami, Florida
November 4, 1999

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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 13, 1999 relating to the financial statements of Baron Capital Trust, and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP




Miami, Florida
November 4, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 13, 1999 relating to the financial statements of Baron Advisors, Inc., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP




Miami, Florida
November 4, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund X, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
November 4, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Brevard Mortgage Program, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
November 4, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund VIII, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
November 4, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund V, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
November 4, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP




Miami, Florida
November 4, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund IV, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida

November 4, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund VI, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP


Miami, Florid
November 4, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund IX, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
November 4, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Vulture Fund I, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
November 4, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.




We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Lamplight Court of Bellefontaine, Ltd., and to all references to our firm appearing in such Registration Statement.




                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
November 4, 1999